SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2003

Stratus Properties Inc.

(Exact name of registrant as specified in its charter)

                                                    Delaware                                             0-19989                                    72-1211572

                                   (State or other

                                             (Commission

                                     (IRS Employer

                                   jurisdiction of

                                             File Number)

                                     Identification

                                   incorporation or

                                                 Number)

                                   organization)

98 San Jacinto Blvd., Suite 220

Austin, Texas 78701

(address of principal executive offices)

Registrant's telephone number, including area code:  (512) 478-5788

Item 5. Other Events

Stratus Properties Inc. issued a press release dated November 13, 2003 announcing that its Board of Directors has amended its stockholder rights plan to increase the percentage ownership threshold at which the plan is activated from 20% or more to 25% or more of Stratus’ common stock (see exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Properties Inc.

By:   /s/ C. Donald Whitmire, Jr.

        -------------------------------------

         C. Donald Whitmire, Jr.

                    Vice President - Controller

      (authorized signatory and

     Principal Accounting Officer)

Date:  November 14, 2003

Stratus Properties Inc.

      Exhibit Index

Exhibit

Number

  4.1

Amendment No. 1 to Rights Agreement between Stratus Properties Inc. and Mellon Investor Services LLC, as Rights Agent, dated as of November 7, 2003.

  99.1

Press release dated November 13, 2003, “Stratus Properties Inc. Amends Stockholder Rights Plan.”